UNITED STATES SECURITIES AND EXCHANGE COMMISSION
            Washington, D.C. 20549


           FORM 8-K/A CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2002

           Advanced ID Corporation
         (Exact name of Small Business Issuer in its charter)

South Dakota                                 46-0439668
(State or other jurisdiction of           (I.R.S. Employer
incorporation or organization             Identification No.)

619 - 11 Avenue SE, Suite 204
   Calgary, Alberta, Canada                    T2G 0Y8
(Address of principal executive offices)      (Zip Code)

   Registrant's Telephone number, including area code: (403) 264-6300

Item 7. Financial Statements and Exhibits.

     Financial Statements of Avid Canada Corporation as of December 31,
2001
     Unaudited Financial Statements of Avid Canada Corporation as of September 30, 2002
     Unaudited Proforma Financial Statements as of December 31, 2001

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
  Avid Canada Corporation
  Calgary Alberta, Canada

We have audited the accompanying balance sheet of Avid Canada Corporation as of December 31, 2001, and the related statements of operations, stockholders' deficit and comprehensive income and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of Avid Canada's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Avid Canada Corporation as of December 31, 2001 and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Avid Canada will continue as a going concern. As discussed in note 2 to the financial statements, Avid Canada had a significant accumulated deficit and significant working capital deficiency at December 31, 2001 and is unable to meet its obligations as they come due; all of which raise substantial doubt about Avid Canada's ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or to the amounts and classification of liabilities that might be necessary should Avid Canada be unable to continue as a going concern.

Malone & Bailey, PLLC
www.malone-bailey.com
Houston, Texas
December 20, 2002

          AVID CANADA CORPORATION
               BALANCE SHEET
             December 31, 2001

                    ASSETS
Current Assets
  Cash                                 $  18,879
  Restricted cash                          3,870
  Accounts receivable,
    net of $0 allowance for
    doubtful accounts                     17,773
  Inventory                               59,776
  Other                                    1,909
                                       ---------
      Total Current Assets               102,207

Furniture and equipment,
  net of accumulated
  depreciation of $46,016                      0
                                       ---------
      Total Assets                     $ 102,207
                                       =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Accounts payable                     $  87,296
  Accrued liabilities                     62,479
  Notes payable                          181,311
  Due to parent company                  377,053
  Payable to affiliates                   53,748
                                       ---------
      Total Current Liabilities          761,887

Commitments and contingencies

Stockholders' Deficit
Series D Preferred stock, no par value,
 unlimited shares authorized, none
 issued
Class A voting common stock, no par
  value, unlimited shares authorized,
  100 shares issued and outstanding           69
Class B voting common stock, no par
  value, unlimited shares authorized,
  100 shares issued and outstanding           69
Class C non-voting common stock, no
  par value, unlimited shares authorized,
  none issued
Accumulated deficit                     (719,327)
Accumulated other comprehensive
   Income                                 59,509
                                       ---------

     Total Stockholders' Deficit        (659,680)
                                       ---------
     Total Liabilities and Stockholders'
        Deficit                        $ 102,207
                                       =========

             AVID CANADA CORPORATION
             STATEMENTS OF OPERATIONS
       Years Ended December 31, 2001 and 2000

                                            2001          2000
                                          ---------     ---------
Revenue                                   $ 536,315     $ 526,038

Cost of sales                              (295,642)     (286,854)
                                          ---------     ---------
     Gross Profit                           240,673       239,184

General & administrative                   (238,523)     (273,104)
                                          ---------     ---------
     Income (loss) from operations            2,150       (33,920)

Other Income (Expense)

     Interest income                            591           468
     Interest expense                       (69,964)      (40,192)
                                          ---------     ---------
     Total other income (expense)           (69,373)     ( 39,724)
                                          ---------     ---------

     NET LOSS                             $( 67,223)    $( 73,644)
                                          =========     =========


Basic and diluted loss per share           $   (336)    $    (368)

Basic and diluted weighted average
shares outstanding                              200           200

             AVID CANADA CORPORATION
       STATEMENT OF STOCKHOLDERS' DEFICIT
            AND COMPREHENSIVE INCOME
     Years Ended December 31, 2001 and 2000

                                                                 Accum-
                                                                 ulated
                                                                 Other
                                                                 Compre-
                                   Common Stock    Accumulated   hensive
                               Shares      Amount    Deficit     Income      Total
                             --------     --------   ---------   --------  ---------
Balances,
December 31, 1999               200        $    138  $(578,460)  $42,649   $(535,673)
  Comprehensive loss:
     Net loss                                         ( 73,644)             ( 73,644)
     Foreign currency
       Translation                                     (21,722)             ( 21,722)
                                                                           ---------
     Comprehensive loss                                                     ( 95,366)
                                                                           ---------
                            --------       --------  ---------  --------   ---------
Balances,
  December 31, 2000              200            138   (652,104)   20,927    (631,039)
  Comprehensive loss:
     Net loss                                         ( 67,223)             ( 67,223)
     Foreign currency
       Translation                                      38,582                38,582
                                                                           ---------
     Comprehensive loss                                                     ( 28,641)
                                                                           ---------
                            --------       --------  ---------  --------   ---------
Balances,
  December 31, 2001              200        $    138 $(719,327) $ 59,509   $(659,680)
                            ========        ======== =========  ========   =========

             AVID CANADA CORPORATION
             STATEMENTS OF CASH FLOW
     Years Ended December 31, 2001 and 2000

                                                             2001             2000
                                                           ---------       ---------
Cash Flows From Operating Activities
  Net loss                                                 $( 67,223)     $( 73,644)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
    Depreciation and amortization                              4,261          4,100
  Changes in:
    Accounts receivable                                        9,351         25,011
    Inventory                                               ( 21,781)      ( 20,737)
    Other current assets                                         169       (    982)
    Accounts payable                                       (  16,913)       ( 3,778)
    Accrued liabilities                                        7,796       ( 17,925)
                                                           ---------      ---------
  Net Cash Used in Operating Activities                     ( 84,340)      ( 87,955)
                                                           ---------      ---------
Cash Flows From Investing Activities -
  Purchase of furniture and equipment                              -        ( 4,300)

Cash Flows From Financing Activities
  Advances from parent company, net                                -        133,000
  Proceeds from notes payable                                  1,500         87,000
                                                           ---------      ---------
  Net Cash Provided by Financing Activities                    1,500        220,000
                                                           ---------      ---------

Effect of Exchange Rate Changes on Cash                       15,709       ( 42,052)
                                                           ---------      ---------

Net change in cash                                          ( 67,131)        85,693

Cash at beginning of year                                     89,880          4,187
                                                           ---------      ---------

Cash at end of year                                        $  22,749      $  89,880
                                                           =========      =========

Cash paid during the year for:
  Interest                                                 $  25,000      $  17,000

AVID CANADA CORPORATION
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Avid Canada Corporation (Avid Canada), formerly Code-All Corporation, was incorporated under the laws of the Province of Alberta, Canada, on November 26, 1993. Avid Canada is in the business of marketing radio frequency identification devices (RFID) and proprietary software for the purpose of tracking animate and inanimate assets. Avid Canada is a re-seller of products manufactured by Avid Marketing Inc. through a sub-license agreement with its parent company, Heritage Ventures Ltd. Avid Canada's revenues are generated throughout Canada.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from these estimates.

Inventory

Inventory consists of finished goods held for resale and is recorded at the lower of cost and net realizable value. Cost is determined on a first in-first out basis.

Cash and Cash Equivalents

For the purposes of presenting cash flows, Avid Canada considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Restricted cash includes a guaranteed investment certificate bearing interest at 5% which is pledged as collateral for Avid Canada's merchant visa arrangement.

Foreign Currency Translation

As nearly all operations are conducted in Canada, the Canadian dollar is the functional currency. All balance sheet accounts have been translated at the current exchange rate as of December 31, 2001. Statement of operations items have been translated at average currency exchange rates. The resulting translation adjustment is recorded as a separate component of comprehensive loss within stockholders' deficit.

Revenue Recognition

Revenue is recognized when the earning process is complete and the risks and rewards of ownership have transferred to the customer, which is generally considered to have occurred upon shipment of the finished product or performance of services

An allowance for doubtful accounts is provided based on credit experience. To date, Avid Canada has had no bad debts so no allowance is provided.

Long-lived Assets

Equipment is stated on the basis of historical cost less accumulated depreciation. Depreciation is provided using the straight-line method over the three to five year estimated useful lives of the assets.

Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. No impairment losses have been recorded since inception.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Loss Per Common Share

Avid Canada is required to provide basic and dilutive earnings (loss) per common share information.

The basic net loss per common share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net loss per common share is computed by dividing the net loss applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the years ended December 31, 2001 and 2000, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.

Recent Accounting Pronouncements

Avid Canada does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

NOTE 2 - GOING CONCERN

The financial statements have been prepared assuming that Avid Canada will continue as a going concern. Avid Canada has a significant accumulated deficit and working capital deficiency at December 31, 2001 and is unable to meet its obligations as they come due; all of which raise substantial doubt about Avid Canada's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or to the amounts and classification of liabilities that might be necessary should Avid Canada be unable to continue as a going concern.

The continued support of Avid Canada's creditors, lenders and shareholders is required in order for Avid Canada to continue as a going concern. Management's plans to support and grow Avid Canada's operations include cutting overhead costs, borrowing additional funds, increasing marketing and sales efforts, and broadening current product lines and sales channels.

Avid Canada's inability to obtain additional capital or obtain such capital on favorable terms could have a material adverse effect on its financial position, results of operations and its ability to continue operations.

NOTE 3 - NOTES PAYABLE

Notes payable at December 31, 2001 consists of the following:
Note payable, at interest of 10% per annum;
  unsecured with principal and
  interest payments of $1,500 per month,
  due on demand                                   $   50,197
Note payable, at interest of 13% per annum;
  unsecured and due on demand                         77,600
Note payable, at interest of 18% per annum;
  unsecured including accrued interest
  of $18,424                                          49,812
Other                                                  3,702
                                                   ---------
                                                   $ 181,311
                                                   =========

The $50,197 and $77,600 notes are convertible into Avid Canada common stock at the option of the holder at a rate of 1 share for every twenty-five cents of debt.

NOTE 4 - DUE TO PARENT

The amount due to Heritage Ventures Ltd., the parent company, is non-interest bearing, unsecured and due on demand. Avid Canada accrued interest at a rate of 12% for the years ended December 2001 and 2000. Interest expense totaling approximately $25,000 and $36,000, are included in the accompanying statement of operations for the years ended December 31, 2001 and 2000, respectively.

The amount represents net advances to Avid Canada and interest accrued on the intercompany debt.

NOTE 5 - Payable to Affiliates

The amounts included in payable to affiliates represent non-interest bearing cash advances from a stockholder, employees and relatives of management. The advances are convertible into one share of Avid Canada common stock per twenty-five cents of debt.

NOTE 6 - COMMON STOCK

There has been an unlimited number of Class A and B voting common shares authorized. There has also been an unlimited number of Class C non-voting common shared authorized.

Only 100 shares of class A and 100 shares of class B common stock have been issued and are outstanding. All shares were issued at $.69 ($1 Canadian) per share totaling $138.

Avid Canada commenced a private placement during the year ended December 31, 1997, which did not close. Avid Canada received $31,067 for private placement subscriptions which is included in accrued liabilities in the accompanying balance sheet. Common stock will be issued pursuant to Avid Canada listing its shares on a publicly traded stock exchange, which occurred on October 17, 2002 (see note 13).

NOTE 7 - INCOME TAXES

Avid Canada has had losses since inception and therefore has no income tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative Canadian net operating loss carry-forward is approximately $530,000 at December 31, 2001, and will expire in various years through 2021. Avid Canada recorded an increase in the valuation allowance of $17,000 and $10,000 for the years ended December 31, 2001 and 2000, respectively.

The components of deferred taxes as of December 31 are as follows:

                                                 2001       2000
                                              ---------  ---------
   Deferred tax assets
     Net operating loss carryforwards         $ 239,000    $ 222,000
   Less:  valuation allowance                  (239,000)    (222,000)
                                              ---------    ---------
   Current net deferred tax assets            $       0    $       0
                                              =========    =========

For the years ended December 31, 2001 and 2000, the income tax benefit determined by applying the statutory income tax rate to pre-tax loss from operations differs from the actual benefit as follows:

                                                  2001        2000
                                               ---------   ---------
   Provision for income tax benefit
     at statutory rate                         $   7,663   $   7,800
   Change in deferred tax asset
     valuation allowance                         (17,000)     (10,000)
   Foreign tax                                     9,337        2,200
                                               ---------    ---------
                                               $       0    $       0
                                               =========    =========

NOTE 8 - CONTINGENCIES

A statement of claim was filed by a creditor of Avid Canada for $33,000. The creditor is demanding repayment of funds lent to Avid Canada in 1999 for the purchase of inventory. The liability is included in notes payable and Avid Canada is accruing interest at 18% per year on the liability.

Note 9 - PREFERRED STOCK

Avid Canada has authorized unlimited shares of no par value class D non-voting preferred stock. These shares would have preference against all classes of common stock and would accrue dividends at 12% per year. Avid Canada has no preferred stock issued at December 31, 2001.

NOTE 10 - COMMITMENTS

Avid Canada leases office equipment in the amount of $1,680 per annum, expiring September 2004.

On February 28, 2001, Avid Canada entered into an employment agreement with the President and Chief Operating Officer for a period of three years and eleven months with an annual salary of $60,000. In addition, Avid Canada issued 200,000 shares of Avid Canada common stock in conjunction with the public listing(see note 13) of Avid Canada as a U.S. publicly listed corporation.

NOTE 11 - RELATED PARTY TRANSACTIONS

Included in general and administrative expense in the accompanying statement of operations are consulting fees paid to officers of Avid Canada totaling approximately $10,000 and $36,000 for the years ended December 31, 2001 and 2000, respectively.

Included in general and administrative expense in the accompanying statement of operations are commissions paid to a relative of the former president of Avid Canada totaling approximately $5,000 and $6,000 for the years ended December 31, 2001 and 2000, respectively.

In December 2001, Avid Canada's parent company issued a credit memo against the payable to Parent for expenses paid by Avid Canada on behalf of the Parent. Avid Canada reduced general and administrative expenses by approximately $38,000 in the accompanying statement of operations for the year ended December 31, 2001. No such reduction in general and administrative expense occurred in 2000.

NOTE 12 - CONCENTRATIONS OF CREDIT RISK

As of December 31, 2001 and 2000, amounts due from Canadian customers which exceeded 10% of trade accounts receivables amounted to an aggregate of $27,000 from four customers and $21,000 from four customers, respectively.

Two customers accounted for 16% and 13%, respectively, of total revenues for the year ended December 31, 2001 and three customers accounted for 16%, 14% and 11%, respectively, of total revenues for the year ended December 31, 2000.

Two suppliers accounted for 100% of total purchases of inventory for the years ended December 31, 2001 and 2000.

NOTE 13 - Subsequent Events

Effective October 17, 2002, Avid Canada entered into an agreement of stock exchange with a U.S. public company, U.S.A Sunrise Beverages, Inc. (USA), effectively a shell corporation, and exchanged 100% of its shares for 28,000,000 or 80% of USA. For accounting purposes this transaction will be treated as an acquisition of USA and a recapitalization of Avid Canada. This tax-free transfer is pursuant to section 351 of the Internal Revenue Code of 1986, as amended.

Effective November 15, 2002, USA changed the name of U.S.A. Sunrise Beverages, Inc. to Advanced ID Corporation.

                  AVID CANADA CORPORATION
                       BALANCE SHEET
                    September 30, 2002
                         (UNAUDITED)

                           ASSETS

Current Assets

  Cash                                            $  61,923
  Restricted cash                                     3,901
  Accounts receivable,
    net of $3,600 allowance
    for doubtful accounts                            35,869
  Inventory                                          47,189
  Other                                               7,753
                                                  ---------
   Total Current Assets                             156,635

Furniture and equipment,
  net of accumulated
  depreciation of $49,655                             1,487
                                                  ---------
   Total Assets                                   $ 158,122
                                                  =========

     LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Accounts payable                                $ 104,721
  Accrued liabilities                                67,702
  Notes payable                                     281,185
  Due to parent company                             398,153
  Payable to affiliates                              52,686
                                                  ---------
   Total Current Liabilities                        904,447
                                                  ---------
Commitments and contingencies

Stockholders' Deficit
  Series D Preferred stock,
    no par value, unlimited shares
    authorized, none issued
  Class A voting common stock, no par value,
    unlimited shares authorized, 100 shares
    issued and outstanding                              69
  Class B voting common stock, no par value,
    unlimited shares authorized, 100 shares
    issued and outstanding                              69
  Class C non-voting common stock, no par value,
    unlimited shares authorized, none issued
  Accumulated deficit                             (801,267)
  Accumulated other comprehensive income            54,804
                                                 ---------
   Total Stockholders' Deficit                    (746,325)
                                                 ---------
   Total Liabilities and Stockholders' Deficit   $ 158,122
                                                 =========

            AVID CANADA CORPORATION
           STATEMENTS OF OPERATIONS
 Nine-Months Ended September 30, 2002 and 2001
                  (UNAUDITED)

                                                      2002         2001
                                                    ---------   ---------
Revenue                                            $ 439,874    $ 414,825

Cost of sales                                       (232,960)    (203,897)
                                                   ---------    ---------
     Gross Profit                                    206,914      210,928

General & administrative                            (235,549)    (222,740)
                                                   ---------    ---------

     Loss from operations                            (28,635)     (11,812)

Other Income (Expense)

     Interest Income                                      35          508
     Interest Expense                                (53,340)     (45,526)
                                                   ---------    ---------
     Total other income (expense)                    (53,305)    ( 45,018)
                                                   ---------    ---------

     NET LOSS                                      $( 81,940)   $( 56,830)
                                                   =========    =========

Basic and diluted loss per share                   $    (410)   $     (284)

Basic and diluted weighted average
     shares outstanding                                  200           200

              AVID CANADA CORPORATION
              STATEMENTS OF CASH FLOW
     Nine Months Ended September 30, 2002 and 2001
                      (UNAUDITED)

                                                     2002         2001
                                                   ---------    ---------
Cash Flows From Operating Activities
  Net loss                                          $( 81,940) $( 56,830)
  Adjustments to reconcile net income to net cash
    used in operating activities:
    Depreciation and amortization                           0      1,712
  Changes in:
    Accounts receivable                              ( 18,096)  ( 24,075)
    Inventory                                          12,587   ( 42,558)
    Other assets                                     (  5,844)  (  1,013)
    Accounts payable and accrued liabilities           22,648     14,801
                                                    ---------  ---------
  Net Cash Used in Operating Activities              ( 70,645)  ( 107,963)
                                                    ---------   ---------
Cash Flows From Investing Activities -
  Purchase of furniture and equipment                (  1,500)          0

Cash Flows From Financing Activities-
  Proceeds from notes payable                          99,874           0

Effect of Exchange Rate Changes on Cash                15,346      25,220
                                                    ---------   ---------

Net change in cash                                     43,075    ( 82,743)

Cash at beginning of year                              22,749      89,880
                                                    ---------   ---------

Cash at end of year                                 $  65,824   $   7,137
                                                    =========   =========

Cash paid during the year for:
  Interest                                         $   24,000   $   18,000
  Income taxes                                              0            0

AVID CANADA CORPORATION
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Avid Canada Corporation have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained elsewhere in this filing. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year 2001 as reported elsewhere in this filing, have been omitted.


Note 2 - NOTES PAYABLE
Avid entered into additional note payable agreements during the nine-month period ended September 30, 2002 totaling approximately $100,000. These notes bear interest at 12%, are due on demand and are convertible into common stock at $0.25 per share. The shares were converted in October 2002 when Avid completed a reverse merger with a U.S. Public Company. The shares will be issued out of the 28,000,000 shares issued to Avid's parent.

          AVID CANADA CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
               STATEMENTS

The following unaudited pro forma consolidated balance sheet of U.S.A Sunrise Beverages, Inc. (USA) as of December 31, 2001 gives effect to the acquisition of Avid Canada Corporation (Avid Canada), an Alberta, Canada corporation by USA, which was effective October 17, 2002. The pro forma consolidated balance sheet is presented as if the acquisition had occurred at December 31, 2001. USA will issue 28,000,000 shares of its common stock in exchange for 100% of the outstanding common stock of Avid. This transaction was accounted for as a reverse merger (the "Merger") and recorded for accounting purposes as a recapitalization of Avid.

The pro forma consolidated statement of operations of USA, giving effect to the Merger, will effectively be that of Avid Canada, therefore, an unaudited consolidated statement of operations is not included herein, and reference should be made to the audited statement of operations of Avid Canada for the year ended December 31, 2001, included elsewhere herein.

The pro forma adjustments and the resulting unaudited pro forma consolidated financial statements have been prepared based upon available information and certain assumptions and estimates deemed appropriate by USA. Management believes, however, that the pro forma adjustments and the underlying assumptions and estimates reasonably present the significant effects of the transaction reflected thereby and that any subsequent changes in the underlying assumptions and estimates will not materially affect the unaudited pro forma consolidated financial statements presented herein. The unaudited pro forma consolidated financial statements do not purport to represent what the financial position or results of operations would have been had the Merger occurred on the date indicated or to project the financial position or results of operations for any future date or period. Furthermore, the unaudited pro forma consolidated financial statements do not reflect changes that may occur as the result of post-merger activities and other matters.

           AVID CANADA CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
           December 31, 2001

                                        Avid                             Debit (Credit)
                           USA         Canada              Adjustments     Pro Forma
                         ----------  ----------           ------------    -----------
Cash                      $       69  $   22,749                          $   22,818
Accounts receivable, net           0      17,773                              17,773
Inventory                          0      59,776                              59,776
Other                              0       1,909                               1,909
                          ----------  ----------                          ----------
                                  69     102,207                             102,276

Property and equipment, net        0           0                                   0
                          ----------  ----------                          ----------
                          $       69  $  102,207                          $  102,276
                          ==========  ==========                          ==========

Accounts payable          $   10,754   $  87,296            (a) 10,754    $   87,296
Accrued liabilities           69,747      62,479            (a) 69,747        31,412
                                                            (b) 31,067
Notes payable                194,406     181,311            (a) 194,406       53,011
                                                            (b) 128,300
Due to parent                      0     377,053            (b) 377,053            0
Payable to affiliates              0      53,748            (b)  53,748            0
                          ----------  ----------                          ----------
                             274,907     761,887                             171,719

Preferred stock                4,000           0            (a)   4,000            0
Common stock                  61,523         138            (a)  54,661        35,000
                                                            (b) (27,862)
Additional paid in capital 1,721,193           0            (a) 1,727,986     555,375
                                                            (b) (562,306)
Retained deficit          (2,061,554)   (719,327)           (a)(2,061,554)   (719,327)
Accumulated other
  Comprehensive income             0      59,509                               59,509
                          ----------  ----------                           ----------
                          (  274,838)   (659,680)                             (69,443)
                          ----------  ----------                           ----------
                          $       69  $  102,207                           $  102,276
                          ==========  ==========                           ==========

             AVID CANADA CORPORATION
           NOTES TO UNAUDITED PRO FORMA
        CONSOLIDATED FINANCIAL STATEMENTS


1.  BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet is presented assuming the Merger occurred December 31, 2001. The unaudited consolidated financial statements are based on the historical financial statements of Avid Canada which are included elsewhere in this filing and should be read in conjunction with those financial statements and notes thereto. The unaudited consolidated financial statements may not necessarily be indicative of the results which would actually have occurred if the merger had been in effect on the date or for the period indicated or which may result in the future.

2.  PRO FORMA CONSOLIDATED BALANCE SHEET

The pro forma adjustments to the unaudited pro forma consolidated balance sheet reflect the following adjustments:

Elimination of all equity accounts and liabilities of USA.
Issuance of 28,000,000 shares of common stock and conversion of share subscription payables and Avid Canada debt into common stock. All shares to be issued to third parties will be converted at $0.25 per share and will be issued out of the 28,000,000 shares issued to Avid Canada's parent during the Merger.

After the merger, there will be 35,000,999 shares of common stock outstanding.

Exhibits.   None



                        SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Advanced ID Corporation (Registrant)

By: /s/Barry J. Bennett, President
        ----------------------------
        Barry J. Bennett

Date: January 16, 2003